EXHIBIT 10.88

NEITHER THIS OPTION NOR THE UNDERLYING COMMON SHARES HAVE BBEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE CORPORATION WILL NOT TRANSFER THIS OPTION OR THE UNDERLYING COMMON SHARES UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH OPTION OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATES SECURITIES LAWS, (II) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.


                                   INNOVO GROUP, INC.

                           NON-QUALIFIED SHARE OPTION AGREEMENT

This Agreement is entered into this 11th day of December, 2002 by and between INNOVO GROUP INC., a Delaware corporation with its offices located at 5900 S. Eastern Ave, Suite 104, Commerce, CA 90040, ("Corporation"), and Pat Anderson,("Anderson"), a Tennessee resident.

  WHEREAS,  The   Corporation   desires   to   retain  Anderson's services as
President of the Corporation;

  WHEREAS, this Option will provide equity incentives for Pat Anderson to remain the President of the Corporation by granting such person options to purchase shares of the Corporation's common stock ("Shares");

  WHEREAS, the Board has determined to grant to Anderson a non-qualified share option ("Option") to purchase 100,000 shares upon and subject to the terms and conditions stated in this Agreement.

  NOW THEREFORE, IT IS AGREED AS FOLLOWS:

Section 1. Grant of Option. Subject to the terms and conditions of this Agreement,the Corporation hereby grants to Anderson, during the period from the date of this Agreement until 5:00 p.m. Los Angeles CA time on December 11, 2007 ("Expiration Date"), the option to purchase from the Corporation, from time to time, at a price of $2.40 per Share ("Exercise Price"), up to, but not to exceed, an aggregate of 100,000 Shares ("Option Shares").

Section 2.   Exercise of Option.

2.1 	Date Exercisable.   This Option shall become exercisable  immediately
by Anderson with respect to 100,000 Shares.

2.2 	Manner of Exercise.  This Option may be exercised in whole or in part by delivery to the Corporation, from time to time, of a written notice in substantially the form set forth in Exhibit A hereto, signed by Anderson, specifying the number of Option Shares that Anderson then desires to purchase, together with cash, certified check, or bank draft payable to the order of the Corporation, or other form of payment acceptable to the Corporation, for an amount of United States dollars equal to the Exercise Price of such shares. If the Corporation, in its sole discretion, elects to allow payment of all or a portion of the Exercise Price secured by a pledge, also in form satisfactory to the Corporation, of the Shares purchased by such exercise of this Option. At Anderson's election, Anderson shall have the right to a "cashless exercise" in which Anderson shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

  (A) = the average of the high and low trading prices per share of Common Stock on the Trading Day preceding the date of such election;

  (B) =  the Exercise Price of the Warrant; and

  (X) = the number of shares issuable upon exercise of the Warrant in accordance with the terms of this Warrant.

2.3	Certificates.    Promptly after any exercise in whole  or  in part of
this  Option   by  Anderson,  the Corporation  shall  deliver  to  Anderson  a certificate or certificates for the number of Option Shares with respect to which this Option was so exercised, registered in Anderson's name.

2.4	Duration  of  Option.   This  Option, to  the  extent  not previously
exercised, shall terminate upon the earliest of the following dates:

    2.4.1   the Expiration Date

2.5	Restrictive Legends.  Each  certificate  for  Shares  issued  to  the
Anderson or to a subsequent transferee (except as a result of a transfer determined by Corporation's counsel to be free from such restrictions) shall include a legend in substantially the following form:

   THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT
   BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
   AS AMENDED (THE "1933 ACT"), IN RELIANCE UPON THE
   EXEMPTION FROM REGISTRATION  PROVIDED  BY SECTION
   4(2) OF THE 1933 ACT AND HAVE NOT BEEN REGISTERED
   UNDER THE SECURITIES LAWS OF APPLICABLE STATES IN
   RELIANCE    UPON   APPLICABLE   EXEMPTIONS   FROM
   REGISTRATION UNDER  THE  SECURITIES LAWS  OF SUCH
   STATES.  THESE  SHARES  HAVE  BEEN  ACQUIRED  FOR
   INVESTMENT PURPOSES  ONLY  AND MAY NOT BE OFFERED
   FOR SALE, HYPOTHECATED, SOLD  OR TRANSFERRED, NOR
   WILL  ANY   ASSIGNEE  OR  TRANSFEREE  THEREOF  BE
   RECOGNIZED BY THE COMPANY  AS HAVING ANY INTEREST
   IN  THESE  SHARES,  IN  THE  ABSENCE  OF  (i)  AN
   EFFECTIVE REGISTRATION  STATEMENT WITH RESPECT TO
   THE SHARES  UNDER  THE  1933  ACT  AND APPLICABLE
   STATE SECURITIES  LAWS  OR  (ii) COMPLIANCE  WITH
   APPLICABLE EXEMPTIONS FROM REGISTRATION UNDER THE
   1933 ACT  AND  APPLICABLE STATE  SECURITIES LAWS.
   THE  COMPANY  MAY, IF IT DEEMS APPROPRIATE IN ITS
   SOLE DISCRETION, REQUIRE  AN  OPINION OF  COUNSEL
   SATISFACTORY TO THE COMPANY THAT THE OFFER, SALE,
   HYPOTHECATION  OR  TRANSFER  OF  THESE  SHARES IS
   EXEMPT FROM REGISTRATION UNDER  THE 1933  ACT AND
   APPLICABLE STATE SECURITIES LAWS.

2.6	Notice of Proposed Transfers.   Prior to any proposed transfer of the
Shares other than a transfer (i) subject to an effective registration statement under the 1933 Act, (ii) to an affiliate of the Anderson which is an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act, provided that any such transferee shall agree to be bound by the terms of this Agreement, and (iii) to be made in reliance on Rule 144 under the 1933 Act, the holder thereof shall give written notice to the Corporation of such holder's intention to effect such transfer, setting forth the
manner  and  circumstances  of  the  proposed  transfer,   which  shall  be
accompanied by an opinion of counsel to the Corporation, confirming that such transfer does not give rise to a violation of the 1933 Act, satisfactory representation letters in form and substance reasonably satisfactory to the Corporation to ensure compliance with the provisions of the 1933 Act and letters in form and substance reasonably satisfactory to the Corporation from each such transferee stating such transferee's agreement to be bound by the terms of this Agreement. Such proposed transfer may be effected only if the Corporation shall have received such notice of transfer, opinion of counsel, representation letters and other letters referred to in the immediately preceding sentence, whereupon the holder of such Shares shall be entitled to transfer such Shares in accordance with the terms of the notice delivered by the holder to the Corporation.


2.7	Registration.  The Corporation  will  use  its best efforts to file a registration statement on Form S-8 for the for the underlying Shares under the 1933 Act as soon as is reasonably practical following the signing of this document, but in no event later than 45 days after demand is made by Anderson for such registration,unless delayed by Anderson. The Issuer shall seek to have such registration statement declared effective or to be
effective   as  regards  Anderson's  resales  as  soon  after  filing as is reasonably practicable.

2.8	Other Agreements  Respecting  Registration of Shares.   In connection
with the filing of a registration statement by the Corporation which covers any of the Shares, the parties agree that:

(a)	The Corporation shall bear  all  reasonable costs and expense s to be incurred in connection with any registration statement covering any of the Shares, including printing costs, the fees of the registrant's counsel and accountants, and SEC and NASD filing fees; however, the Corporation shall not be responsible for the fees and expenses of any counsel engaged by the Anderson, or any underwriter engaged by the Anderson, and shall not be responsible for the underwriters', brokers' or dealers' commissions, fees, expenses, discounts or other compensation attributable to the offer or sale of any of the shares of the Anderson.

(b)	If the Corporation conducts an underwritten offering  for the account of the Corporation and the managing underwriter(s) advise the Corporation in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of common stock which may be sold by affiliates of the Corporation is necessary to facilitate and not adversely affect the proposed offering, then Anderson shall enter into the same restrictive "lock-up" agreements regarding sales of the Shares as the underwriter requires from other Corporation officers and directors.

(c)	The Corporation shall not be obligated to register the offer and sale of any of the Shares if, at the time of the demand or request for registration or at the time thereafter up to the time of the filing of the registration statement, there has been any default or breach by the Anderson in the terms of this Agreement.

Section 3.	Nontransferability.


3.1	Restriction.   This Option is  not transferable by Anderson otherwise
than by testamentary will  or  the laws  of descent  and  distribution and,
during  Anderson's  lifetime,  may  be  exercised  only  by   Anderson   or
Anderson's guardian or legal representative. Except as permitted by the preceding sentence,neither this Option nor any of the rights and privileges conferred thereby shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt to transfer this Option, or of any right or privilege conferred thereby, contrary to the provisions hereof, , or upon the levy of any attachment or similar process upon such option, right, or privilege, this Option and any such rights and privileges shall immediately become null and void.

3.2	Exercise  in  Event  of Death  or  Disability.    Whenever  the  word
"Anderson" is used in any provision of this Agreement under circumstances when the provision should logically be construed to apply to Anderson's guardian, legal representative, executor, administrator, or the person or persons to whom this Option may be transferred by testamentary will or by the laws of descent and distribution,the word "Anderson" shall be deemed to include such person or persons.

3.3.	No Rights As Shareholder Prior To Exercise.   Anderson  shall not, by
virtue hereof, be entitled to any rights of a shareholder in the Corporation, either at law or equity, unless and until this Option s exercised. The rights of Anderson are limited to those expressed in this Option and are not enforceable against the Corporation except to the extent set forth herein.

Section 4.   Anti-Dilution Provisions.

4.1	The number and kind of Shares purchasable  upon the exercise  of this
Option and the Exercise Price shall be subject to adjustment from time to time as follows:

4.1.1	In  case  the  Corporation  shall  (i)  pay  a  dividend  or  make  a distribution on the outstanding Shares payable in Shares, (ii) subdivide the outstanding Shares into a greater number of Shares, (iii) combine the outstanding Shares into a lesser number of Shares, or (iv) issue by reclassification of the Shares any Shares of the Corporation, Anderson shall thereafter be entitled, upon exercise, to receive the number and kind of shares which, if this Option had been exercised immediately prior to the happening of such event, Anderson would have owned upon such exercise and been entitled to receive upon such dividend, distribution,
subdivision, combination,  or  reclassification.    Such  adjustment  shall
become effective on the day next following (v) the record date of such dividend or distribution or (vi) the day upon which such subdivision, combination, or reclassification shall become effective.

4.1.2	In case  the  Corporation shall  consolidate  or  merge  into or with another corporation, or in case the Corporation shall sell or convey to any other person or persons all or substantially all the property of the Corporation, Anderson shall thereafter be entitled, upon exercise, to receive the kind and amount of shares, other securities, cash, and property receivable upon such consolidation, merger, sale, or conveyance by a holder of the number of Shares which might have been purchased upon exercise of this Option immediately prior to such consolidation, merger, sale, or conveyance, and shall have no other conversion rights. In any such event, effective provision shall be made, in the certificate or articles of incorporation of the resulting or surviving corporation, in any contracts of sale and conveyance, or otherwise so that, so far as appropriate and as nearly as reasonable may be, the provisions set forth herein for the protection of the rights of Anderson shall thereafter be made applicable.

4.1.3	Whenever  the number  of  Shares purchasable  upon  exercise  of this
Option is adjusted pursuant to this Section, the Exercise Price per Share in effect immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately after such adjustment, so that the aggregate Exercise Price of this Option remains the same.

4.1.4	No adjustment  in  the number of Shares which  may  be purchased upon exercise of this Option shall be required unless such adjustment would require an increase or decrease of more than 1/100 of a Share in the number
of  Shares  which  may  be  so  purchased,   provided,  however,  that  any
adjustment which by reason of this Section is not required to be made shall be carried forward cumulatively and taken into account in any subsequent calculation. All calculations under this Section shall be made to the nearest cent or to the nearest one-hundredth of a Share, as the case may be.

4.1.5	In the event that at any time, as  a  result  of  an  adjustment made pursuant to this Section, Anderson shall become entitled to receive upon exercise of this Option cash, property, or securities.

4.1.6	Irrespective  of  any  adjustments  in  the  Exercise Price or in the number or kind of Shares purchasable upon exercise of this Option, the form of Options theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Option.

Section 5. Officer's Certificate. Whenever the number or kind of securities purchasable upon exercise of this Option or the Exercise Price shall be adjusted as required by the provisions of Section 4, the Corporation shall forthwith file with its Secretary or its Assistant
Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number of kind of securities purchasable upon exercise of this Option and the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustments. Each such officer's certificate shall be made available at all reasonable times for inspection by Anderson and the Corporation shall,forthwith after each such adjustment, mail by certified mail a copy of such certificate to Anderson.

Section 6. No Effect On Powers of Corporation. The existence of this Option shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustments, recapitalizations, reorganization, or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred shares with rights greater than or affecting the Shares, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 7. No Waiver of Corporation's Right to Terminate Employment. Nothing in this Agreement shall be construed to confer or shall be deemed to confer on Anderson any right to continue as an employee of the Corporation, or to continue any other relationship with, the Corporation or any parent or subsidiary of the Corporation, or limit in any way the right of the Corporation or its shareholders to terminate Anderson's employment or other relationship at any time, with or without cause. If Anderson is terminated with or without cause, this agreement shall not be effected by such termination.

Section 8.   Compliance With Securities Laws.

8.1	No  Exercise Until  Compliance.   If  the  Corporation  at  any  time
determines that registration or qualification of the Shares or this Option under state or federal law, or the consent or approval of any governmental regulatory body, is necessary, then this Option may not be exercised, in whole or in part, until such registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation..

8.2	Investment Interest.  If required  by the Corporation  at the time of any exercise of this Option as a condition to such exercise, Anderson shall enter into an agreement with the Corporation in form satisfactory to counsel for the Corporation by which Anderson (I) shall represent that the Shares are being acquired for Anderson's own account for investment and not with a view to, or for sale in connection with, any resale or distribution of such Shares, and (ii) shall agree that, if Anderson should decide to sell, transfer, or otherwise, dispose of any of such Shares, Anderson may do so only if the shares are registered under the Securities Act of 1933 and the relevant state securities laws, unless, in the opinion of counsel for the Corporation, such registration is not required, or the transfer in pursuant to the Securities and Exchange Commission Rule 144; provided, however, that the Corporation agrees to use its best efforts to cause a Registration Statement on Form S-8 with respect to the Shares issuable upon exercise of this Option to be filed and declared effective as soon as is practicable, and to maintain the effectiveness of such Registration Statement until such time as the Option has been fully exercised or terminated.

Section 9. Violation. Any provision of this Agreement to the contrary notwithstanding, this Option shall not be exercisable at any time, in whole or in part, if issuance and delivery of the Option Shares would violate any law or registration.

Section 10. Representations of Anderson. Anderson represents that he has been advised that he is not being represented in this transaction by the corporation's attorneys and that Anderson has been advised to seek separate legal counsel for advice in this matter.

Section 11. Notices. Any notice under this Agreement shall be in writing and shall be effective when actually delivered in person or three days after being deposited in the U.S. mail, registered or certified, postage prepaid and addressed to the party at the address stated in this Option or such other address as either party may designate by written notice to the other.

Section 12.   Law  Governing.    This  Option  shall  be  governed  by  and
construed in accordance with the laws of the State of Tennessee.

IN WITNESS WHEREOF, the undersigned have executed this agreement as of the date first above written.

INNOVO GROUP INC.




						By:	/s/ Pat Anderson
                                          -----------------------
							Pat Anderson, President

							/s/ Jay Furrow
                                          ----------------------
                                          Jay Furrow



                             EXHIBIT A

                          INNOVO GROUP INC.
                  NOTICE OF EXERCISE OF SHARE OF OPTION


I hereby exercise my Non-Qualified Share Option granted by INNOVO GROUP INC. ("Corporation") and seek to purchase _____________ shares of common shares of the Corporation pursuant to said Option. I understand that this exercise is subject to all the terms and provisions of my Non-Qualified Share Option Agreement.


Enclosed is my check in the sum of $_________________ in payment for such shares.

Dated:_____________,________




___________________________
Signature



___________________________
Address


___________________________

___________________________


___________________________
Social Security Number


Receipt is hereby acknowledged of the delivery to me by INNOVO GROUP INC. of certificates for _______________________ common shares of the Corporation purchased by me pursuant to the terms and conditions of Non-Qualified Share Option Agreement referred to above.


Date:_____________,________


__________________________
Signature